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                                                                   EXHIBIT 10.35



                               PROMISSORY NOTE

                                                 July 8, 1997
                                               ---------------
                                               Date

The undersigned Borrower (jointly and severally if more than one) properties to pay to the order of ERB Acquisition Group, LLC

X     on or before September 30, 1997
--

-- upon demand the following designated principal and interest in the manner set forth below:

PRINCIPAL

X     (Single Advance) - the principal sun of $  Fifty Thousand $ 00/100
--    ($50,000.00)

-- (Multiple Advance - Non-Revolving) - the amount of principal initially advanced hereunder together with any additional advances hereafter, provided, however the aggregate total of all advances shall not exceed $
               -----------------

INTEREST on the principal of this Note shall be due and payable: September
      30, 1997, Interest at 15% per annum


INTEREST PAYMENTS - Interest on the principal shall be due and payable:

--                commencing              and continuing on the same day of
    -----------              ------------
each            thereafter.
     ----------

X     at maturity
--

COMBINED PRINCIPAL AND INTEREST PAYMENTS - Combined principal and interest payments shall be due and payable: $50,000.00 + 15% per annum at maturity

SECURITY INTEREST - COLLATERAL
Unsecured - if non-payment on September 30, 1997, all terms including collateral/interest/fees etc., as stated in the $300,000 ERB note will be applicable to this loan equal to the same pro rata ($50,000 / 300,000 or 1/6). So if the ERB Note calls for 10,000 this loan would earn 1,667 etc.

PURPOSE OF LOAN  - Borrower hereby represents and warrants that the proceeds
of this loan will be used solely for the following purposes:   N/A

Individual and/or Proprietorship     Corporate, Partnership, or Other
Borrower(s)                          Borrower

                                     Consolidated Capital of North America, Inc.
--------------------------------     -------------------------------------------
                                     /s/ Thompson H. Rogers
--------------------------------     -------------------------------------------
                                     Thompson H. Rogers
--------------------------------     -------------------------------------------
                                     Title: Chairman
--------------------------------     -------------------------------------------